January 30, 2001


                       SUPPLEMENT TO THE PROSPECTUSES FOR

             PIONEER INDEPENDENCE PLANS AND PIONEER INDEPENDENCE FUND

                              DATED MAY 1, 2000


      (SUPERSEDES SUPPLEMENTS DATED MAY 26, OCTOBER 25, AND NOVEMBER 22, 2000)


The following supplements the information presented under the corresponding section of the prospectus. All references in the supplemented prospectus to The Pioneer Group, Inc. are changed to Pioneer Investment Management USA Inc. All references in the supplemented prospectus to Pioneering Services Corporation are changed to Pioneer Investment Management Shareholder Services, Inc.

PIONEER INDEPENDENCE PLANS

INVESTMENTS, WITHDRAWALS AND TERMINATIONS

TELEPHONE REQUESTS You are automatically authorized to make telephone withdrawals and sales from your plan unless you indicate otherwise on your plan application. You may not terminate your plan or exercise your cancellation or surrender rights by phone. For personal assistance, call BFDS at 1-800-765-9565 weekdays between 8 a.m. and 6 p.m. Eastern time.

ADDITIONAL INFORMATION

PIONEER FUNDS DISTRIBUTOR, INC.'S DIRECTORS AND OFFICERS:

NAME, POSITIONS AND OFFICES

DAVID D. TRIPPLE, CHAIRMAN AND DIRECTOR

Chief Executive Officer-Pioneer US of PGAM; Director, Chief Executive Officer and President of Pioneer Investment Management USA Inc.(PIM-USA); Chairman and a Director of Pioneer Funds Distributor, Inc. (PFD); President and a Director of Pioneer; Director of Pioneer Investment Management Shareholder Services, Inc. (PIMSS) and Pioneer International Corporation (PIntl); Member of the Supervisory Board of Pioneer First Polish, Pioneer Czech and Pioneer Asset
Management, S.A.; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

ERIC W. RECKARD, TREASURER

Chief Financial Officer of PIM-USA since October 2000; Executive Vice President, Chief Financial Officer and Treasurer of PIM-USA from June 1999 to October 2000; Treasurer of Pioneer Investments, PSC, PIntl and of all of the Pioneer mutual funds since June 1999 (Assistant Treasurer of the funds prior to June 1999); Vice President-Corporate Finance of PIM-USA from February 1999 to June 1999; Manager of Fund Accounting, Business Planning and Internal Audit of PIM-USA since September 1996; and Manager of Fund Accounting and Compliance of PIM-USA from May 1995 to September 1996.

DOROTHY E. BOURASSA, CLERK

Senior Vice President-Legal and Secretary of PIM-USA and Secretary/Clerk of most of its subsidiaries since October 2000; Assistant Secretary of all of the Pioneer mutual funds since November 2000; Senior Counsel, Assistant Vice President and Director of Compliance of PIM-USA from April 1998 through October 2000; Vice President and Assistant General Counsel, First Union Corporation from December 1996 through March 1998; and Vice President and Counsel, Keystone Investments, Inc. from March 1986 through November 1996.

STEVEN M. GRAZIANO, DIRECTOR AND PRESIDENT

Executive Vice President - Domestic Distribution of Pioneer Investments.

DANIEL DART, EXECUTIVE VICE PRESIDENT
National sales manager of Pioneer Investments.

SENIOR VICE PRESIDENTS: William A. Misata and Marcy L. Supovitz.

SENIOR VICE PRESIDENTS, DIVISIONAL SALES MANAGERS: Nate Algiere, Sherwood L. Harris, Jeffrey H. Saunders and William H. Spencer IV.

VICE PRESIDENTS: Barry G. Knight and Elizabeth A. Watson.


PIONEER INDEPENDENCE FUND

MANAGEMENT

The next paragraph replaces the section entitled "Pioneer Group":

Pioneer is a majority owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of October 25, 2000, assets under management were $110 billion worldwide, including over $23 billion in assets under management by Pioneer.

INVESTMENT ADVISER

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

PORTFOLIO MANAGER

The fund's investment management and research team may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited.

DISTRIBUTOR AND TRANSFER AGENT

The distributor and the transfer agent are affiliates of Pioneer.

                                                                   9875-00-0101
                                             (C) Pioneer Funds Distributor, Inc.